EXHIBIT 10.1.2

AMENDMENT OF MARKETING SERVICES AGREEMENT

     This 31st day of December, 2004, Intersections Inc. (“Intersections”) on the one hand, and on the other hand, Capital One Bank (“COB”) and Capital One Services, Inc. (“COSI”) (COB and COSI are collectively referred to as “Capital One”), enter into this Amendment (the “Amendment”) of the Marketing and Services Agreement (the “Agreement”) dated as of September 1, 2004 by and between Intersections and Capital One.

Recitals

     WHEREAS, when the parties entered into the Agreement as of September 1, 2004, the Agreement contained Schedule A, Schedule B and Schedule C;

     WHEREAS, the parties wish to amend Schedule A and Schedule C, and further to incorporate a new Schedule D and new Schedule E into the Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and promises in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties agree as follows:

Terms and Conditions

     1. The Agreement is amended as follows:

     1.1. Schedule A is amended and replaced in its entirety by Amended Schedule A attached hereto;

     1.2. Schedule C is amended and replaced in its entirety by Amended Schedule C attached hereto.

     1.3. Schedule D attached hereto is incorporated into the Agreement by reference; and

     1.4. Schedule E attached hereto is incorporated into the Agreement by reference.

     2. This Amendment is effective as of September 1, 2004, except as otherwise set forth in a particular schedule to the Agreement.

     3. Except as set forth expressly in this Amendment, the Agreement is not modified or amended in any way and remains in full force and effect.

     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective authorized representatives.

INTERSECTIONS INC.	CAPITAL ONE BANK

By:	By:

Name:	Name:

Title:	Title:

CAPITAL ONE SERVICES, INC.

By:

Name:

Title: